UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Event Requiring Report: December 30, 2002
                                                -----------------


                           FAR EAST ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                    --------
         (State or other jurisdiction of incorporation or organization)

            0-32455                             88-0459590
            -------                             ----------
      (Commission File Number)      (IRS Employer Identification Number)


        400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060
        ----------------------------------------------------------------
                    (Address of principal executive offices)

                                 (713) 586-1900
                                 ---------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.

      On January 25, 2002, Far East Energy Corporation (the "Company") entered into a Production Sharing Contract with the China United Coal Bed Methane Corporation ("CUCBM"), which has exclusive legal authority over all coal bed methane gas in the People's Republic of China ("PRC"). The Company disclosed the status of these assets in a Form 8-K filed on February 11, 2002. Pursuant to the Production Sharing Contract, the Company received the authority from CUCBM to jointly explore, develop, produce and sell coal bed methane gas in and from a total area of 1,072 square kilometers in the Enhong and Laochang areas of Yunnan Province, PRC. The Production Sharing Contract was subject to formal ratification by PRC's Ministry of Foreign Trade and Economic Co-operation ("MOFTEC"). On December 30, 2002, MOFTEC ratified this Production Sharing Contract. The Company has another Production Sharing Contract with CUCBM in the Zhaotong area of Yunnan Province which has not yet been ratified.

      The Company has the right to earn a minimum of 60% interest in the joint venture, with CUCBM retaining the remaining 40%. In the event that CUCBM elects to participate at a level less than 40%, their interest will be reduced proportionately, increasing the Company's participating interest.

      As a result of MOFTEC's ratification and approval of the Production Sharing Contract concerning the Enhong and Laochang areas, the Company can commence its exploration program which initially involves the drilling of five
(5) exploration wells and eight (8) pilot development wells. After completion of these exploration and pilot development wells, CUCBM has agreed to contribute forty percent (40%) of further expenditures towards their joint venture interest.

                                  SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of January, 2003.

                                    Far East Energy Corporation

                                    By:/s/ John Springsteen
                                    -------------------------------------
                                    John Springsteen, Chief Financial Officer

                               INDEX TO EXHIBITS


EXHIBIT     PAGE
  NO.       NO.      DESCRIPTION
  ---       ---      -----------
2(i)        4        Approval Certificate from the Ministry of Foreign Trade and
                     Economic Co-operation dated December 30, 2002.

2(ii)       *        Joint Venture Agreement dated January 25, 2002 by and
                     between China United Coalbed Methane Corporation, Ltd.
                     and the Company.

2(iii)      *        January 25, 2002, Product Sharing Contract for
                     Exploitation of Coalbed Methane Resources in Enhong and
                     Laochang, Yunnan Province, the People's Republic of China, by and between China United Coalbed Methane Corp. Ltd.
                     and the Company.

* Previously filed as an exhibit to the Company's Form 10-KSB for the fiscal year ended December 31, 2001 filed on April 1, 2002 and incorporated herein by reference from the referenced filing previously made by the Company.

                                                                    Exhibit 2(i)

                              Approval Certificate

                                        (2002) Wai Jin Mao Zi Sheng Mei Zi No. 2

The Ministry of Foreign Trade and Economic Co-operation, on behalf of the Government of the People's Republic of China, approve the implementation of the "Product Sharing Contract For Exploitation of Coalbed Methane Resources in Enhong and Laochang, Yunnan Province, the People's Republic of China" signed in Beijing on December 3, 2002 by and between China United CBM Corporation Ltd. and Far East Energy Corporation organized and existing under the laws of the State of Nevada, USA.


                                               (Seal)

                           Ministry of Foreign Trade and Economic Co-operation

                                         December 30, 2002